BLACKROCK SERIES FUND, INC.
BlackRock Global Allocation Portfolio

Supplement dated March 16, 2007 to the
Prospectus dated May 1, 2006

The discussion of the BlackRock Global
Allocation Portfolio's (the "Portfolio") other
 investment strategies in the section entitled
"Details about the Portfolio - How the Portfolio Invests" on p. 10 of the Portfolio's Prospectus is amended to add the following:

The Portfolio may engage in short sales.
 The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds
 10% of the value of its total assets. The Portfolio may also make short sales "against the box" without being subject to this limitation. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.







Code #SER-GA-PRO-0307SUP